OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:       Atlantic City Boardwalk Associates, L.P.

Case Number:       99-18903 JHW

For the month of:  February 2001

-------------------------------------------------------------------- --------------- --------------- -----------------
                                                                     Document        Previously      Explanation
Required Documents                                                   Attached        Submitted       Attached
-------------------------------------------------------------------- --------------- --------------- -----------------

1.              Income Statement                                     (X)             (  )            (  )
2.              Balance Sheet                                        (X)             (  )            (  )
3.              Statement of Cash Receipts and Disbursement          (X)             (  )            (  )
4.              Statement of Aged Receivables                        (X)             (  )            (  )
5.              Statement of Aged Payables                           (X)             (  )            (  )
6.              Statement of Operations, Taxes, Insurance and        (X)             (  )            (  )
7.              Tax Receipts                                         (X)             (  )            (  )
8.              Other documents/reports as                           (X)             (  )            (  )
                Bank statements
                ----------------------------------------------------

                ----------------------------------------------------

The undersigned individuals certifies under penalty of perjury (28 U.S.C.
Section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By:  __________________________________                    Dated: May   , 2001
     Anthony C. Atchley, General Partner
     Title of Debtor Representative



                                            OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                                           INCOME STATEMENT

                                                    For the Month Ending: 02/28/01

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

                                                                       Current                                Prior
                                                                        Month                                 Month

Accrued Operating Leases                                               $288,458                                $161,476
                                                 ------ -------------------------------------- -------------------------------------
Less:  Returns and Allowances
                                                 ------ -------------------------------------- -------------------------------------
Accrued Operating Leases                                                288,458                                 161,476
                                                 ------ -------------------------------------- -------------------------------------
Cost of Sales: (1)
                                                 ------ -------------------------------------- -------------------------------------
  Beginning Inventory
                                                 ------ -------------------------------------- -------------------------------------
  Add:  Purchases
                                                 ------ -------------------------------------- -------------------------------------
  Less:  Ending Inventory
                                                 ------ -------------------------------------- -------------------------------------
Cost of Goods Sold
                                                 ------ -------------------------------------- -------------------------------------
Other Operating Expenses:
                                                 ------ -------------------------------------- -------------------------------------
  Officers Salaries                                                      10,833                                  10,833
                                                 ------ -------------------------------------- -------------------------------------
  Direct Labor/Salaries                                                     960                                   1,140
                                                 ------ -------------------------------------- -------------------------------------
  Benefits/Payroll Taxes                                                    112                                     226
                                                 ------ -------------------------------------- -------------------------------------
  Supplies                                                                   89
                                                 ------ -------------------------------------- -------------------------------------
  Insurance
                                                 ------ -------------------------------------- -------------------------------------
  Rent                                                                      993                                     993
                                                 ------ -------------------------------------- -------------------------------------
  Depreciation                                                          133,404                                 133,404
                                                 ------ -------------------------------------- -------------------------------------
  General & Administrative                                               31,059                                  64,412
                                                 ------ -------------------------------------- -------------------------------------
Net Operating Profit (Loss)                                             111,008                                ( 49,532)
                                                 ------ -------------------------------------- -------------------------------------





                                                                       Current                                Prior
                                                                        Month                                 Month

                                                 ------ -------------------------------------- -------------------------------------
Add:  Other Income(2)                                                  14,270(a)                              14,979(a)
                                                 ------ -------------------------------------- -------------------------------------
                                                 ------ -------------------------------------- -------------------------------------
Less:  Other Expenses
                                                 ------ -------------------------------------- -------------------------------------
                                                 ------ -------------------------------------- -------------------------------------
  Interest Expense                                                        (19)                                   (38)
                                                 ------ -------------------------------------- -------------------------------------
                                                 ------ -------------------------------------- -------------------------------------
  Other(3)
                                                 ------ -------------------------------------- -------------------------------------
                                                 ------ -------------------------------------- -------------------------------------
Total Other Expenses                                                      (19)                                   (38)
                                                 ------ -------------------------------------- -------------------------------------
                                                 ------ -------------------------------------- -------------------------------------
  Gain (Loss) Sale of Assets
                                                 ------ -------------------------------------- -------------------------------------
                                                 ------ -------------------------------------- -------------------------------------
Profit (Loss) Before Taxes                                           $125,259                                (34,591)
                                                 ------ -------------------------------------- -------------------------------------
                                                 ------ -------------------------------------- -------------------------------------
Income Taxes
                                                 ------ -------------------------------------- -------------------------------------
                                                 ------ -------------------------------------- -------------------------------------
Net Profit (Loss)                                                    $125,259                               $(34,591)
                                                 ------ -------------------------------------- -------------------------------------



1.       If perpetual inventory records are not maintained, use of the prior period gross percentage is acceptable but must be disclosed.

2.       Identify the source if the amount is $500.00 or more.

              (a)        Other income:                                     Current Month          Prior Month

                         Interest income - amortization
                         of discount on receivable from
                         the Sands                                                $7,196                   $7,410

                         Interest received on 1,500,000
                         held in escrow                                            7,074                    7,569
                                                                                $ 14,270                 $ 14,979

3.       Provide details on "other" expenses over $500.00.





                                            OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                                     BALANCE SHEET As of 02/28/01

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

ASSETS                                                                 Current Month                            Prior Month

Current Assets
                 Cash                                              $     143,599                              $  127,066
                                                         --------------------------------------- -----------------------------------
                 Restricted Cash in Escrow                             1,568,151                               1,561,078
                                                         --------------------------------------- -----------------------------------
                                                                                                 -----------------------------------
                 Restricted Cash Collateral                            2,501,496                               2,244,943
                                                                                                 -----------------------------------
                                                         --------------------------------------- -----------------------------------
                 Accounts Receivable                                   1,778,310                               1,778,310
                                                         --------------------------------------- -----------------------------------
                 Notes Receivable
                                                         --------------------------------------- -----------------------------------

                 Other (attach list)                                     704,853(a)                              654,853(a)
                                                         --------------------------------------- -----------------------------------
                                                         --------------------------------------- -----------------------------------
Total Current Assets                                                   6,696,409                               6,366,250
                                                         --------------------------------------- -----------------------------------

Fixed Assets
                                                         --------------------------------------- -----------------------------------

                Property and Equipment                               197,339,350                             197,339,350
                                                                                                 -----------------------------------
                                                         --------------------------------------- -----------------------------------
                Accumulated Depreciation                            (183,470,890)                           (183,337,485)
                                                         --------------------------------------- -----------------------------------
                                                         --------------------------------------- -----------------------------------
Total Fixed Assets                                                    13,868,460                              14,001,865
                                                         --------------------------------------- -----------------------------------

                Other Assets (attach list)                            25,720,680(b)                           25,763,484(b)
                                                         --------------------------------------- -----------------------------------

                                                         --------------------------------------- -----------------------------------

TOTAL ASSETS                                                        $ 46,285,549                            $ 46,131,599
                                                         --------------------------------------- -----------------------------------

LIABILITIES
Post-petition Liabilities:

                                                         --------------------------------------- -----------------------------------
                Accounts Payable                                  $      223,366                          $      192,635
                                                         --------------------------------------- -----------------------------------
                                                         --------------------------------------- -----------------------------------
                Notes Payable
                                                         --------------------------------------- -----------------------------------
                                                         --------------------------------------- -----------------------------------
                Rents & Leases Payable
                                                         --------------------------------------- -----------------------------------
                                                         --------------------------------------- -----------------------------------
                Taxes Payable

                                                         --------------------------------------- -----------------------------------
                Accrued Interest
                                                         --------------------------------------- -----------------------------------
                Other:
                                                         --------------------------------------- -----------------------------------

Total Post-petition Liabilities:                                         223,366                                 192,635
                                                         --------------------------------------- -----------------------------------

Pre-petition Liabilities
                                                         --------------------------------------- -----------------------------------
             Unsecured Debt                                               29,000                                  29,000
                                                         --------------------------------------- -----------------------------------
             Notes Payable-Secured                                    88,515,235                              88,517,272
                                                         --------------------------------------- -----------------------------------
                                                         --------------------------------------- -----------------------------------
             Other Debt (priority claims)
                                                         --------------------------------------- -----------------------------------
                                                         --------------------------------------- -----------------------------------
                      Taxes
                                                         --------------------------------------- -----------------------------------
                                                         --------------------------------------- -----------------------------------
                      Wages
                                                         --------------------------------------- -----------------------------------
                                                         --------------------------------------- -----------------------------------
                      Deposits
                                                         --------------------------------------- -----------------------------------
             Other:
                                                         --------------------------------------- -----------------------------------
Total Pre-petition Liabilities                                        88,544,235                              88,546,272
                                                         --------------------------------------- -----------------------------------

TOTAL LIABILITIES                                                     88,767,601                              88,738,907
                                                         --------------------------------------- -----------------------------------





OWNER EQUITY (DEFICIT)
                                                          -------------------------------       ------------------------------------
                      Preferred Stock
                                                          -------------------------------       ------------------------------------
                                                          -------------------------------       ------------------------------------
                      Common Stock
                                                          -------------------------------       ------------------------------------
                                                          -------------------------------       ------------------------------------
                      Capital Surplus
                                                          -------------------------------       ------------------------------------
                                                          -------------------------------       ------------------------------------
                      Retained Earnings
                                                          -------------------------------       ------------------------------------

PARTNERS' INVESTMENT (DEFICIT)                                       (42,482,052)                             (42,607,308)
                                                          ---------------------------------      -----------------------------------

TOTAL OWNER EQUITY
  (NET WORTH)                                                       (42,482,052)                              (42,607,308)
                                                       ====================================      ===================================

TOTAL LIABILITIES AND
  OWNER EQUITY                                                      $ 46,285,549                             $ 46,131,599
------------------------------------------------------      ===============================      ===================================

NOTES:

1. Explain significant events, including contingent liabilities and pending lawsuits, which may have a material effect on the financial condition of the debtor.

2. Value assets at lower of cost or market and identify which method is being used.

3. Explain the method of inventory valuation if other than the lower of cost or market

4. Identify any changes in stock holdings of "insiders" during the reporting period.


(a)  Other Current Assets:


                                                                                                    Current                 Prior
                                                                                                     Month                  Month

           Contingent set-off to Wrap debt from Admin.
                 Bldg. Transaction                                                                   $ 500,000            $  450,000
           Prepaid professional fees                                                                     4,209                 4,209
           Simplex lease deposit                                                                        10,860                10,860
           AT&T Deposit                                                                                    550                   550
           Masco rent deposit                                                                              964                   964
           Interest receivable - Partner Notes                                                          33,697                33,697
           Other Facilities and Maintenance Assets                                                     154,573               154,573
                                                                                                    $  704,853            $  654,853
                                                                                           ========================     ============
(b)      Other Non-Current Assets:

           Deferred Rent from Claridge at Park Place                                              $ 16,177,500          $ 16,177,500
           Note Receivable and Accrued Int-Claridge
             at Park Place                                                                           8,154,000             8,154,000
           Receivable from the Sands, net of
             unamortized discount                                                                    1,389,180             1,431,984
                                                                                            -----------------------     ------------

                                                                                                  $ 25,720,680          $ 25,763,484
                                                                                            =======================     ============



                                            OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                             STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                                    For the Month Ending: 02/28/01

Debtor Name: Atlantic City Boardwalk                          Account Name:  Atlantic City Boardwalk
             Associates, L.P.                                                Associates, L.P.
Case Number: 99-18903 JHW                                     Debtor in Possession Account
                                                              Depository:  Bank of America

                                                             CASH RECEIPTS
                                                (attach additional sheets as necessary)

             Date               Description (Source)                                             Amount

           02/01/01             Beginning Cash Balance                                        $  126,908.03
           02/16/01             Payment from Bondholders' Trustee                            $    31,904.95

                                Total Cash Receipts                                          $    31,904.95

------------------------------------------------------------------------------------------------------------------------------------
                                                          CASH DISBURSEMENTS
                                                (attach additional sheets as necessary)

     Date             Check No.                       Payee                             Description                    Amount

02/1/01                 1197          Anthony C. Atchley                     Gen'l Partner Fee                        $5,416.67
02/1/01                 1198          Gerald C. Heetland                     Gen'l Partner Fee                         5,416.67
02/15/01                1199          Masco Properties                       Office Rent                                 992.85
02/15/01                1200          Sprint                                 Telephone                                   137.35
02/15/01                1201          Federal Express                        Delivery                                     15.55
02/15/01                1202          All-Pro Cleaning Services              Cleaning                                     50.00
02/15/01                1203          Petty Cash                             Supplies                                     88.84
02/15/01                1204          Diebold Credit Corporation             Lease Payment                             2,057.20
02/28/01                1205          Nevada Power Company                   Utilities                                   108.34
                                                                                                                --------------------

Total Cash Disbursements                                                                                           $(14,283.47)
                                                                                                                --------------------

Adjustments (explain)

02/16/01                              Wire transfer fee                                                              $    (17.00)
02/27/01                              Transfer to DIP Payroll Acct.                                                    (1,050.00)
         Total Adjustments                                                                                            $(1,067.00)

Ending Cash Balance (must be reconcilable to the bank statement for account
cited above)                                                                                                        $143,462.51

                                                                                                                ====================



                                            OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                             STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                                                    For the Month Ending: 02/28/01

Debtor Name: Atlantic City Boardwalk                          Account Name:  Atlantic City Boardwalk
             Associates, L.P.                                                Associates, L.P.
Case Number: 99-18903 JHW                                     Debtor in Possession Payroll Account
                                                              Depository:  Bank of America

                                                             CASH RECEIPTS
                                                (attach additional sheets as necessary)

             Date               Description (Source)                                             Amount
           02/01/01             Beginning Cash Balance                                       $     109.55

           02/27/01             Transfer from DIP Account                                     $  1,050.00

                                Total Cash Receipts                                           $  1,050.00


------------------------------------------------------------------------------------------------------------------------------------

                                                          CASH DISBURSEMENTS
                                                (attach additional sheets as necessary)

       Date             Check No.                   Payee                         Description                  Amount

02/28/01                   N/A         Barbara Constantine               Payroll                                $(836.56)
02/28/01                   N/A         Qwik Pay                          Payroll taxes and fees                  (235.09)

Total Cash Disbursements                                                                                      $(1,071.65)

Adjustments (explain)
                                                                                                                    0.00

Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                                                                            $    87.90

------------------------------------------------------------------------------------------------------------------------------------



                                            OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                             STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                                                    For the Month Ending: 02/28/01

Debtor Name: Atlantic City Boardwalk                          Account Name:  Atlantic City Boardwalk
              Associates, L.P.                                               Associates, L.P.
Case Number: 99-18903 JHW                                     Debtor in Possession Lease Escrow Account
                                                              Depository:  Summit Bank


                                                             CASH RECEIPTS
                                                (attach additional sheets as necessary)

             Date               Description (Source)                                             Amount

           02/01/01             Beginning Cash Balance                                      $1,561,077.66

           02/01/01             Dividends received                                       $       7,073.57

                                Total Cash Receipts                                      $       7,073.57


------------------------------------------------------------------------------------------------------------------------------------

                                                          CASH DISBURSEMENTS
                                                (attach additional sheets as necessary)

       Date             Check No.                  Payee                         Description                     Amount



Total Cash Disbursements                                                                                            $   0.00

Adjustments (explain)                                                                                               $   0.00

Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                                                                             $1,568,151.23

------------------------------------------------------------------------------------------------------------------------------------



                                                                                                     Exhibit 6
                                            OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                                     STATEMENT OF AGED RECEIVABLES

                                                    For the Month Ending: 02/28/01

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

========================= ====================== ======================= ====================== ======================
Total Due                 Current                Past Due                Past Due               Past Due
                                (0-30 Days)          (31-60 Days)            (61-90 Days)              (91+Days)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Pre-petition


       1,183,198                                                                                      1,183,198
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Post-petition


        595,112                                                                                        595,112
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Totals


       1,778,310                                                                                      1,778,310
========================= ====================== ======================= ====================== ======================

Notes:

1. Please explain what actions have been taken to collect receivables more than 60 days past due.

All accounts receivable are due from Claridge at Park Place, Inc. CPPI is bankruptcy debtor under Chapter 11. Some of the prepetition receivables are being held in escrow pursuant to an Order of the Bankruptcy Court in the CPPI bankruptcy case.

--------------------------------------------------------------------------------

2. Provide details on all receivables due from any affiliate of debtor in an attachment.

--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION:
                                                                                               -----------------------
1.         Opening Balance (total from prior report)                                                 $ 1,778,310
                                                                                               -----------------------
                                                                                               -----------------------
2.         New Accounts this Month                                                                             0
                                                                                               -----------------------
                                                                                               -----------------------
3.         Balance (add lines 1 and 2)                                                                 1,778,310
                                                                                               -----------------------
                                                                                               -----------------------
4.         Amount Collected on Prior Accounts                                                                  0
                                                                                               -----------------------
                                                                                               -----------------------
5.         Closing Balance (subtract line 4 from line 3)                                             $ 1,778,310
                                                                                               -----------------------




                                            OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                                      STATEMENT OF AGED PAYABLES

         For the Month Ending: 02/28/01

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:   99-18903 JHW

===================== ================== =================== ================== =================== ==================
Account                                  Current             Past Due           Past Due            Past Due
Name:                 Description:       (0-30 Days)         (31-60 Days)       (61-90 Days)        (91+Days)

A/P                   Other                  $223,366



TOTALS                                       $223,366
===================== ================== =================== ================== =================== ==================

You may combine all payables less than 30 days past due and show on one line.

Note: Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.


ACCOUNTS PAYABLE RECONCILIATION:

1.         Opening Balance (total from prior report)                                                            $ 192,635
                                                                                                           --------------------
                                                                                                           --------------------
2.         Total New Indebtedness Incurred This Month                                                              31,023
                                                                                                           --------------------
                                                                                                           --------------------
3.         Balance (add lines 1 and 2)                                                                            223,658
                                                                                                           --------------------
                                                                                                           --------------------
4.         Amount Paid on Prior Accounts Payable                                                                     (292)
                                                                                                           --------------------
                                                                                                           --------------------
5.         Closing Balance (subtract line 4 from line 3)                                                        $ 223,366
                                                                                                           --------------------


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL

         For the Month Ending: 02/28/01

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number: 99-18903 JHW

1. What efforts have been made toward the preparation of a plan of reorganization? The Debtor has filed a fourth joint plan of reorganization and disclosure statement with the Claridge at Park Place, Inc. and the Claridge Hotel and Casino Corporation. A hearing on the adequacy of the disclosure statement was held and before the Court is an Order Approving Fourth Amended Disclosure Statement; Form of Ballots and Establishing Solicitation Procedures. On May 16, 2001, the Court has scheduled a hearing on the confirmation of the plan of reorganization
     ---------------------------------------------------------------------------

2. Has the debtor, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                                  ___ Yes               X No


     Identify amount, who was paid and date paid:
     ---------------------------------------------------------------------------

3. Provide a narrative report of significant events affecting debtor's business (attach separate sheet if necessary.) On December 21, 1999, the Bankruptcy Court entered a Stipulation and Order which provides, inter alia, for the payment of the Debtor's operating expenses through confirmation or termination of the case, subject to certain conditions and with approved budgets. Budgets through June 30, 2001 have been subsequently approved.
     ---------------------------------------------------------------------------

4. List any payment(s) on debt that has been personally guaranteed by any principal, partner or officer of the None

     ---------------------------------------------------------------------------

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received. On April 5, 2000, the Court authorized the sale, pursuant to section 363 of the Bankruptcy Code, of the Adjacent administrative building to the Sands Casino for the sum of $1.5 million, which is to be held in escrow, and $20 million in future rent abatements.

     ---------------------------------------------------------------------------

6.   STATUS OF TAXES

============================= ========================= =================== =================== ======================
                              Amount Withheld or                                                Post-Petition Taxes
                              Accrued                   Amount Paid             Date Paid       Past Due
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
FEDERAL TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
FICA                                                          146.88             02/28/01
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Withholding                                                    50.00             02/28/01
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Unemployment                                                    7.68             02/28/01
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Income
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Other
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------

----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
STATE TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Dept. of Labor &
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Income
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Employment Sec.                                                 2.88             02/28/01
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Dept. of Revenue
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
            B&O
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
           Sales
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
           Excise
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------

----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
OTHER TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
City Business
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
License
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Personal Property
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Real Property
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Other (List)
============================= ========================= =================== =================== ======================


Explain reason for any past due post-petition taxes:










7.  SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/ EXECUTIVES/ INSIDERS*

Payee Name                          Position                          Nature of Payment                Amount
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Anthony C. Atchley                  General Partner                   General Partner fee              $ 5,416.67
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Gerald C. Heetland                  General Partner                   General Partner fee              $ 5,416.67
----------------------------------- --------------------------------- -------------------------------- -----------------------------

----------------------------------- --------------------------------- -------------------------------- -----------------------------
*List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8.  SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------
                                Appointment            Amount Paid           Date of Court       Aggregate           Estimated
                                Date                   This Month            Approval            Received            Balance Due
------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------
------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------

Debtor's Counsel                10/29/99 nunc pro
                                tunc to 10/5/99

                                                                 $                               $347,842.96              $182,629
------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------
------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------
Creditors'                                                       $
------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------
------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------

------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------
------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------

Accountants                     10/29/99 nunc pro
                                tunc to 10/5/99

                                                                 $                               $98,028.83               $ 40,520
------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------

Other:                                                           $
------------------------------- ---------------------- --------------------- ------------------- ------------------- ---------------

Identify fees accrued but not paid:  Debtor's Counsel - $182,629; Accountants - $40,520


9. Explain any changes in insurance coverage which occurred during the reporting period.





10.      PERSONNEL
============================================== ============================================ ========================================
                                                                Full Time                                    Part Time
---------------------------------------------- -------------------------------------------- ----------------------------------------

Total number of employees at

beginning of period                                                                                             1
---------------------------------------------- -------------------------------------------- ----------------------------------------

Number hired during the period                                                                                  0
---------------------------------------------- -------------------------------------------- ----------------------------------------
Number of terminated or resigned during
period                                                                                                          0
---------------------------------------------- -------------------------------------------- ----------------------------------------

Total number of employees on payroll at                                                                         1
period end
============================================== ============================================ ========================================


         Total payroll for the period $960.00